MUNIYIELD
FUND, INC.



FUND LOGO



Annual Report

October 31, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MuniYield Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield Fund, Inc. earned $1.095 per share income dividends, which included earned and unpaid dividends of $0.087. This represents a net annualized yield of 6.73%, based on a month-end per share net asset value of $16.27. Over the same period, the total investment return on the Fund's Common Stock was +9.15%, based on a change in per share net asset value from $16.09 to $16.27, and assuming reinvestment of $1.092 per share income dividends and $0.143 per share capital gains distributions.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +5.65%, based on a change in per share net asset value from $15.87 to $16.27, and assuming reinvestment of $0.487 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 2.82%; Series B, 2.80%; Series C, 3.62%, Series D, 3.62%; and Series E, 3.15%.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury re-introduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

MuniYield Fund, Inc.
October 31, 1998

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
As a result of our efforts to move from a neutral to a more constructive market strategy, the Fund generated a competitive return for the six months ended October 31, 1998. The shift in our outlook evolved early in the period as the prospect of escalating global economic and financial market turmoil set the stage for sharply lower interest rates.

Much of the activity reflecting this shift centered around a reduction in the Fund's exposure to bonds possessing minimal call protection. Most of these securities were issued in a higher-interest rate environment and, consequently, we sold them at substantial premiums to face value. We invested the proceeds from these sales in high-quality issues that are well protected from early redemption and likely to perform well as interest rates decline. Through these restructuring efforts, the Fund is better positioned to withstand the likely onslaught of municipal bond redemptions as issuers reap the benefits of refinancing outstanding debt. We believe that this active approach to managing the Fund's average call protection is likely to provide a more stable dividend over time.

In past reports to shareholders, we have discussed the extent to which credit spreads have narrowed in the municipal market. Earlier this year, the tax-exempt high-yield market exhibited few of the pressures that were emerging within the taxable market. We viewed this as an opportunity to reduce exposure to some of the Fund's more vulnerable positions at what proved to be quite favorable prices. In fact, selected municipal credit spreads have succumbed to financial market volatility and ensuing uncertainty regarding the health of the global economy. While the damage in the municipal market in no way compares to what transpired in the corporate high-yield bond and emerging markets, a modest widening of credit spreads has nonetheless occurred. Looking ahead, it seems likely that the historical imbalance between supply and demand will prevail, limiting the degree to which tax-exempt high-yield securities are impacted by global trends.

MuniYield Fund, Inc.
October 31, 1998

Leverage continues to benefit the Fund's Common Stock shareholders, as the Fund's cost of borrowing, as reflected by short-term tax-exempt interest rates, remains well below the yields available on long-term municipal bonds. In fact, borrowing costs actually declined with the general move toward lower short-term interest rates brought on by the recent shift toward easier monetary policy. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see the description provided below.)

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



December 14, 1998




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Fund, Inc.
October 31, 1998



PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:   Herbert I. London               36,161,804                     579,327
                                             Robert R. Martin                36,149,266                     591,865
                                             Andre F. Perold                 36,162,738                     578,393
                                             Arthur Zeikel                   36,152,305                     588,826

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors.                                                     36,071,522      178,985        490,623


During the six-month period ended October 31, 1998, MuniYield Fund, Inc. Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Joseph L. May, Robert R. Martin,
   Andre F. Perold and Arthur Zeikel
   as follows:                               Series A                          1,766                           1
                                             Series B                          1,747                           7
                                             Series C                          1,594                           0
   James H. Bodurtha, Joseph L. May
   and Andre F. Perold                       Series D                          1,596                           0
   Herbert I. London, Robert R. Martin
   and Arthur Zeikel                         Series D                          1,592                           4
   James H. Bodurtha, Joseph L. May
   and Andre F. Perold                       Series E                          2,227                           0
   Herbert I. London, Robert R. Martin
   and Arthur Zeikel                         Series E                          2,223                           4

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To select Deloitte & Touche LLP as the
   Fund's independent auditors as follows:   Series A                          1,767            0              0
                                             Series B                          1,747            7              0
                                             Series C                          1,594            0              0
                                             Series D                          1,596            0              0
                                             Series E                          2,227            0              0


MuniYield Fund, Inc.
October 31, 1998


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P      Moody's     Face                                                                        Value
State         Ratings    Ratings    Amount                      Issue                                          (Note 1a)
Alabama--0.2%   A1       VMIG1++   $ 1,800   Mobile, Alabama, IDB, PCR, Refunding (Alabama Power Co.
                                             Project), VRDN, 3.70% due 6/01/2015 (a)                            $  1,800

Alaska--2.0%    NR*      NR*        10,050   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024             10,683
                                             Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Exxon Pipeline Co. Project), VRDN (a):
                A1+      P1          2,900     Series A, 3.70% due 12/01/2033                                      2,900
                A1+      P1          4,000     Series C, 3.70% due 12/01/2033                                      4,000

Arizona--4.8%                                Maricopa County, Arizona, Pollution Control Corporation,
                                             PCR, Refunding (Arizona Public Service Co.):
                BB+      Ba1         5,275     Series A, 5.75% due 11/01/2022                                      5,374
                A1+      P1          1,500     VRDN, Series A, 3.70% due 5/01/2029 (a)                             1,500
                A1+      P1          1,000     VRDN, Series F, 3.70% due 5/01/2029 (a)                             1,000
                BB+      Ba1         9,000   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                             Refunding (Public Service Company of New Mexico Project),
                                             Series A, 6.30% due 12/01/2026                                        9,627
                NR*      B1          5,300   Phoenix, Arizona, IDA, Airport Facilities Revenue Refunding
                                             Bonds (America West Airlines Inc.), AMT, 6.30% due 4/01/2023          5,495
                B        B2         18,500   Pima County, Arizona, IDA, Industrial Revenue Bonds (Tucson
                                             Electric Power Co. Project), Series B, 6% due 9/01/2029              18,652

Arkansas--0.3%  NR*      NR*         2,815   Little Rock, Arkansas, Capital Improvement Revenue Bonds
                                             (Parks and Recreation Projects), Series A, 5.70% due 1/01/2018        2,852

California--4.1%                             California Foothill/Eastern Transportation Corridor Agency,
                                             Toll Road Revenue Bonds, Senior Lien, Series A**:
                AAA      Aaa        10,000     5.75% due 1/01/2018 (i)                                             3,837
                AAA      Aaa        10,000     5.791% due 1/01/2020 (i)                                            3,444
                BBB-     Baa        34,165     6.33% due 1/01/2020                                                11,150
                AAA      Aaa        10,000     5.788% due 1/01/2021 (i)                                            3,260
                BBB-     Baa        20,245     6.24% due 1/01/2021                                                 6,267
                AAA      Aaa        10,000     5.783% due 1/01/2022                                                3,100
                BBB-     Baa        15,000     6.25% due 1/01/2022                                                 4,404

Colorado--3.1%                               Denver, Colorado, City and County Airport Revenue Bonds:
                BBB      Aaa           700     AMT, Series D, 7.75% due 11/15/2001 (b)                               794
                BBB      Baa1        8,000     AMT, Series D, 7.75% due 11/15/2013                                10,220
                BBB      Baa1        2,610     AMT, Series D, 7.75% due 11/15/2021                                 2,900
                AAA      NR*         4,900     Series A, 7.25% due 11/15/2002 (b)                                  5,620



MuniYield Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P      Moody's     Face                                                                        Value
State         Ratings    Ratings    Amount                      Issue                                          (Note 1a)
Colorado        NR*      NR*       $ 5,000   Denver, Colorado, Urban Renewal Authority, Tax Increment
(concluded)                                  Revenue Bonds (Downtown Denver), AMT, Series A, 7.75%
                                             due 9/01/2016                                                      $  5,598
                                             Mountain Village, Colorado, Metropolitan District,
                                             Refunding (San Miguel County), UT:
                NR*      NR*           240     7.95% due 12/01/2002 (b)                                              279
                NR*      NR*         1,410     7.95% due 12/01/2003                                                1,536

Connecticut     B+       Ba3        19,750   Connecticut State Developmemt Authority, PCR, Refunding
--4.5%                                       (Connecticut Light & Power Co.), Series A, 5.85% due
                                             9/01/2028                                                            19,825
                A+       NR*        15,000   Connecticut State Development Authority, Water Facility
                                             Revenue Bonds (Bridgeport Hydraulic Co. Project), AMT, 6%
                                             due 9/01/2036                                                        15,973
                NR*      B1          2,510   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                             Corporation Project), 9.25% due 5/01/2017                             2,785

Florida--1.3%   AAA      Aaa        10,000   Hillsborough County, Florida, School Board, COP, RITR,
                                             Series 31, 7.02% due 7/01/2021 (e)(k)                                10,763

Georgia--3.6%   NR*      Aaa         5,450   Atlanta, Georgia, Urban Residential Finance Authority,
                                             College Facilities Revenue Bonds (Morris Brown College
                                             Project), 9.50% due 12/01/2001 (b)                                    6,502
                A+       NR*         2,030   Columbia County, Georgia, Courthouse Detention Center Projects,
                                             UT, 5.625% due 2/01/2021                                              2,134
                BBB-     Baa2       12,700   Effingham County, Georgia, Development Authority, Solid Waste
                                             Disposal Revenue Bonds (Fort James Project), AMT, 5.625% due
                                             7/01/2018                                                            12,753
                                             Fulton County, Georgia, Development Authority, Special
                                             Facilities Revenue Bonds (Delta Airlines Inc. Project), AMT:
                BBB-     Baa3        3,750    5.45% due 5/01/2023                                                  3,697
                BBB-     Baa3        6,300    5.50% due 5/01/2033                                                  6,148

Idaho--0.4%     AA       NR*         3,485   Idaho Housing Agency, S/F Mortgage, AMT, Senior Series C-2,
                                             7.15% due 7/01/2023                                                   3,697

Illinois--3.1%  NR*      Aaa         4,715   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                             7.625% due 9/01/2027 (f)(g)                                           5,412
                BBB      Baa1        2,750   Illinois Development Finance Authority, PCR, Refunding
                                             (Illinois Power Company Project), Series A, 7.375% due
                                             7/01/2021                                                            3,169
                NR*      NR*         2,500   Illinois Educational Facilities Authority Revenue Bonds
                                             (Chicago Osteopathic Health Systems), 7.25% due 11/15/2019 (b)        3,173
                                             Illinois Health Facilities Authority Revenue Bonds (b):
                A+       A2          1,500     (Edward Hospital Association Project), 7% due 2/15/2002             1,676
                NR*      NR*         2,625     Refunding (Saint Elizabeth's Hospital--Chicago), 7.75% due
                                               7/01/2004                                                           3,157
                BBB-     NR*         8,000   Metropolitan Pier and Exposition Authority, Illinois,
                                             Hospitality Facilities Revenue Bonds (McCormick Place
                                             Convention), 7% due 7/01/2026                                         9,921

Indiana--0.6%   NR*      A2          1,150   Indiana Health Facilities Financing Authority, Refunding
                                             Bonds (Saint Anthony Medical Center), Series A, 7% due
                                             10/01/2017                                                            1,251
                BBB-     Baa3        3,930   Indiana State Development Financial Authority, Environmental
                                             Revenue Refunding and Improvement Bonds (USX Corporation
                                             Project), 6.25% due 7/15/2030                                         4,228
                A1+      Aaa           100   Rockport, Indiana, PCR, Refunding (AEP Generating Co. Project),
                                             VRDN, Series A, 3.70% due 7/01/2025 (a)(c)                              100


MuniYield Fund, Inc.
October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P      Moody's     Face                                                                        Value
State         Ratings    Ratings    Amount                      Issue                                          (Note 1a)
Kentucky--1.2%  AAA      Aaa       $ 5,000   Jefferson County, Kentucky, Health System Revenue Bonds
                                             (Alliant Health Systems Inc.), 5.125% due 10/01/2018 (e)           $  5,011
                BBB-     Baa3          500   Kenton County, Kentucky, Airport Board, Special Facilities
                                             Airport Revenue Bonds (Delta Airlines Project), AMT, Series A,
                                             6.125% due 2/01/2022                                                    508
                NR*      NR*         4,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                             (TJ International Project), AMT, 7% due 6/01/2024                     4,419

Louisiana--6.5% NR*      A3         30,500   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                             Facilities Revenue Refunding Bonds (Trunkline Long Company
                                             Project), 7.75% due 8/15/2022                                        35,108
                B+       NR*        20,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                             Co. Project), 6.50% due 1/01/2017                                    20,530

Maryland--0.9%  NR*      NR*         7,050   Maryland State Energy Financing Administration, Limited
                                             Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                             AMT, 7.40% due 9/01/2019                                              7,324

Massachusetts-- A+       Aa          5,970   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
1.3%                                         Series 38, 7.20% due 12/01/2026                                       6,522
                BBB      NR*         4,350   Massachusetts State Industrial Finance Agency, Resource
                                             Recovery Revenue Refunding Bonds (Ogden Haverhill Project),
                                             AMT, Series A, 5.60% due 12/01/2019                                   4,354

Michigan--3.1%                               Detroit, Michigan, GO, UT, Series A (b):
                BBB+     Aaa         2,500     6.70% due 4/01/2005                                                 2,892
                BBB+     Aaa         1,500     6.80% due 4/01/2005                                                 1,749
                A1+      VMIG1++     1,000   University of Michigan, University Revenue Refunding Bonds
                                             (Medical Service Plan), VRDN, Series A-1, 3.75% due
                                             12/01/2021 (a)                                                        1,000
                AAA      Aaa        20,005   Wayne Charter County, Michigan, Airport Revenue Bonds
                                             (Detroit Metropolitan Wayne County), AMT, Series A, 5.375%
                                             due 12/01/2016 (e)                                                   20,752

Minnesota--0.4% AA       Aa2         3,350   Minnesota State, HFA, S/F Mortgage, AMT, Series A, 7.05% due
                                             7/01/2022                                                             3,507

Mississippi     A        A2         17,750   Lowndes County, Mississippi, Solid Waste Disposal and PCR,
--3.1%                                       Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                             due 4/01/2022                                                        21,791
                BBB-     Ba1         5,000   Mississippi Business Finance Corporation, PCR (System Energy
                                             Resource Inc. Project), 5.875% due 4/01/2022                          4,988

Missouri--0.8%  AAA      NR*         5,965   Missouri State Housing Development Commission, S/F Mortgage
                                             Revenue Bonds, AMT, Series B, 7.55% due 9/01/2027 (f)(g)              6,853

New Jersey      BB       Ba2         6,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
--0.7%                                       Airlines Inc. Project), AMT, 5.50% due 4/01/2028                      5,905

New Mexico      A1+      P1          1,000   Farmington, New Mexico, PCR, Refunding (Arizona Public Service
--2.9%                                       Company), VRDN, Series B, 3.70% due 9/01/2024 (a)                     1,000
                                             Farmington, New Mexico, PCR, Refunding (Public Service Co.):
                BB+      Ba1        13,500     Series A, 5.80% due 4/01/2022                                      13,800
                BB+      Ba1        10,000     Series B, 5.80% due 4/01/2022                                      10,222

New York        AAA      Aaa         3,075   Dutchess County, New York Resource Recovery Agency Revenue
--12.3%                                      Bonds (Solid Waste Systems), Series A, 5.25% due 1/01/2011 (e)        3,169
                                             Long Island Power Authority, New York, Electric System
                                             Revenue Bonds:
                A-       Baa1       10,000     Series A, 5.50% due 12/01/2023                                     10,435
                AAA      Aaa        17,750     Series A, 5.50% due 12/01/2029 (e)                                 18,592
                A1+      VMIG1++     5,100     VRDN, Sub-Series 5, 3.70% due 5/01/2033 (a)                         5,100


MuniYield Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P      Moody's     Face                                                                        Value
State         Ratings    Ratings    Amount                      Issue                                          (Note 1a)
New York        AAA      Aaa       $ 5,595   Metropolitan Transportation Authority, New York, Commuter
(concluded)                                  Facilities Revenue Bonds, RITR, Series 9, 8.47% due
                                             7/01/2026 (k)                                                      $  7,272
                                             New York City, New York, GO, UT:
                A-       A3          1,555     Series B, 7.75% due 2/01/2002 (b)                                   1,766
                A-       A3         13,850     Series B, Fiscal 92, 7.75% due 2/01/2002 (b)                       15,709
                A-       A3          1,150     Series B, Fiscal 92, 7.75% due 2/01/2010                            1,295
                A-       Aaa           325     Series C, Sub-Series C-1, 7.50% due 8/01/2002 (b)                     372
                A-       A3             60     Series C, Sub-Series C-1, 7.50% due 8/01/2021                          68
                A        A           5,500   New York City, New York, IDA, Special Facilities Revenue
                                             Bonds, RITR, AMT, Series RI-5, 8.195% due 1/01/2024 (k)               6,257
                                             New York City, New York, Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, VRDN (a)(h):
                A1+      VMIG1++       600     Series A, 3.70% due 6/15/2025                                         600
                A1+      VMIG1++       300     Series G, 3.70% due 6/15/2024                                         300
                AA       NR*         3,000   New York State Dormitory Authority Revenue Bonds (Hebrew
                                             Home for the Aged--Riverdale), 6.125% due 2/01/2037 (d)               3,281
                                             New York State Environmental Facilities Corporation, PCR:
                A-       Aa         17,525     RITR, Series RI-1, 7.895% due 6/15/2014 (k)                        20,784
                AA+      Aaa         1,700     (State Water Revolving Fund), Series E, 6.875% due 6/15/2010        1,860
                AA-      A1          8,000   Port Authority of New York and New Jersey, Consolidated
                                             Revenue Bonds, 93rd Series, 6.125% due 6/01/2094                      9,381

North                                        North Carolina HFA, S/F Revenue Bonds:
Carolina--2.2%  AA       Aa          4,680     AMT, Series T, 7.05% due 9/01/2020                                  4,983
                AA       Aa         13,180     Refunding, Series S, 6.95% due 3/01/2017                           14,141

North           A+       Aa2         3,270   North Dakota State, HFA, S/F Mortgage Revenue Bonds, Series A,
Dakota--0.4%                                 7% due 7/01/2023                                                      3,480

Ohio--7.8%      NR*      A2          5,000   Butler County, Ohio, Hospital Facilities Revenue Refunding
                                             and Improvement Bonds (Middletown Hospital), 5% due 11/15/2028        4,834
                AAA      Aaa         5,250   Cleveland, Ohio, Public Power System, Revenue Refunding Bonds
                                             (First Mortgage), Series 1, 5% due 11/15/2024 (e)                     5,190
                                             Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                             Project), AMT:
                BBB      P1         15,000     5.60% due 8/01/2032                                                15,026
                BBB      Ba1        16,500     5.65% due 3/01/2033                                                16,306
                AAA      Aaa         8,000   Ohio State Water Development Authority, Pollution Control
                                             Facilities Revenue Bonds (Water Control Loan Fund--Water
                                             Quality), 5.125% due 6/01/2019 (e)                                    8,057
                NR*      NR*        11,500   Ohio State Water Development Authority, Solid Waste Disposal
                                             Revenue Bonds (Bay Shore Power Project), AMT, Series A, 5.875%
                                             due 9/01/2020                                                        11,601
                A-       NR*         6,000   Parma, Ohio, Hospital Improvement Revenue Refunding Bonds
                                             (Parma Community General Hospital Association), 5.375% due
                                             11/01/2029                                                            6,040

Oklahoma--1.1%  AAA      Baa         3,250   Holdenville, Oklahoma, Industrial Authority, Correctional
                                             Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                    3,863
                BBB-     Baa2        5,050   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                             Bonds (American Airlines Project), 6.25% due 6/01/2020                5,384

Oregon--1.2%    AAA      Aaa        14,000   Oregon Health Sciences University Revenue Bonds, Series A,
                                             5.16%** due 7/01/2021 (e)                                             4,469
                NR*      Baa2        2,330   Oregon State Economic Development Revenue Refunding Bonds
                                             (Georgia-Pacific Corporation Project), Series 183, 5.70% due
                                             12/01/2025                                                            2,380

MuniYield Fund, Inc.
October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P      Moody's     Face                                                                        Value
State         Ratings    Ratings    Amount                      Issue                                          (Note 1a)
Oregon          AA-      NR*       $ 3,245   Salem, Oregon, Hospital Authority, Facility Revenue Bonds
(concluded)                                  (Salem Hospital), 5.25% due 8/15/2014                              $  3,340

Pennsylvania    A        NR*         2,975   Berks County, Pennsylvania, Municipal Authority, College
--6.2%                                       Revenue Bonds (Alvernia College Project), 6% due 11/15/2018           3,199
                NR*      NR*         3,500   Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                             Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023       3,504
                                             Pennsylvania Convention Center Authority, Revenue Refunding
                                             Bonds, Series A:
                BBB      Baa         9,675     6.70% due 9/01/2014                                                10,805
                BBB      Baa         5,000     6.75% due 9/01/2019                                                 5,607
                AA+      Aa          5,250   Pennsylvania HFA, S/F Mortgage, AMT, Series 42, 6.85% due
                                             4/01/2025                                                             5,713
                AAA      Aaa        16,270   Pennsylvania State Higher Educational Facilities Authority,
                                             Health Services Revenue Refunding Bonds (Allegheny, Delaware
                                             Valley), Series C, 5.875% due 11/15/2016 (e)                         16,482
                A1+      NR*           550   Pennsylvania State Higher Educational Facilities Authority,
                                             Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                             Series B, 3.70% due 11/01/2027 (a)                                      550
                                             Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                             (Commercial Development):
                NR*      NR*         3,650     (Days Inn), Series B, 6.50% due 10/01/2027                          3,945
                NR*      NR*         3,000     (Doubletree), Series A, 6.50% due 10/01/2027                        3,242

South Carolina  A-       A1          2,500   Richland County, South Carolina, PCR, Refunding (Union Camp
--2.0%                                       Corporation Project), Series C, 6.55% due 11/01/2020                  2,747
                NR*      NR*         3,735   South Carolina Jobs, EDA, Health Facilities Revenue Refunding
                                             Bonds (First Mortgage--Lutheran Homes), 5.70% due 5/01/2026           3,742
                                             South Carolina, State Housing Finance and Development
                                             Authority, S/F Mortgage:
                NR*      Aaa         5,000     5.50% due 7/01/2025                                                 5,400
                NR*      Aaa         5,000     5% due 7/01/2034                                                    5,006

South           BBB      Baa2        2,500   South Dakota State Health and Educational Facilities Authority,
Dakota--0.3%                                 Revenue Refunding Bonds (Prairie Lakes Health Care), 7.25% due
                                             4/01/2003 (b)                                                         2,854

Tennessee       NR*      NR*         3,000   Hardeman County, Tennessee, Correctional Facilities Revenue
--0.4%                                       Bonds (Correctional Facilities Corp.), 7.75% due 8/01/2017            3,383

Texas--7.7%     AA-      Aa3         5,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid
                                             Waste Disposal Facility Revenue Bonds (du Pont (E.I.) de
                                             Nemours and Company Project), AMT, 6.40% due 4/01/2026                5,525
                AAA      VMIG1++     3,600   Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding
                                             (Amoco Oil Co. Project), VRDN, 3.70% due 10/01/2017 (a)               3,600
                A1+      NR*         8,100   Harris County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.70% due
                                             12/01/2025 (a)                                                        8,100
                BB       Ba2         8,305   Harris County, Texas, Industrial Development Corporation,
                                             Airport Facilities Revenue Refunding Bonds (Continental
                                             Airlines Project), AMT, 5.375% due 7/01/2019                          7,960
                A1+      Aa         10,900   Harris County, Texas, Industrial Development Corporation, PCR,
                                             Refunding (Shell Oil Company Project), VRDN, 3.70% due
                                             4/01/2027 (a)                                                        10,900


MuniYield Fund, Inc.
October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P      Moody's     Face                                                                        Value
State         Ratings    Ratings    Amount                      Issue                                          (Note 1a)
Texas                                        Houston, Texas, Airport System Revenue Bonds, Special
(concluded)                                  Facilities, AMT:
                BB       Baa3      $ 9,200     (Continental Airlines Airport Improvement), Series C,
                                               6.125% due 7/15/2027                                             $  9,464
                BB       Baa3       10,300     (Continental Airlines Terminal Improvement), Series B,
                                               6.125% due 7/15/2017                                               10,596
                A1+      VMIG1++     5,700   Lubbock, Texas, Health Facilities Development Corporation
                                             Revenue Bonds (Saint Joseph Health System), VRDN, Series A,
                                             3.70% due 7/01/2013 (a)                                               5,700
                AAA      Aaa         3,500   Odessa, Texas, Junior College District, Revenue Refunding
                                             Bonds, Series A, 8.125% due 6/01/2005 (b)                             4,350

Utah--0.6%      NR*      NR*         3,900   Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                             Bonds (Laidlaw Environmental), AMT, Series A, 7.45% due
                                             7/01/2017                                                             4,308
                AAA      NR*         1,035   Utah State, HFA, S/F Mortgage, AMT, Series E-2, 7.15% due
                                             7/01/2024                                                             1,092

Virginia--7.8%  NR*      NR*         4,030   Dulles Town Center Community Development Authority, Virginia,
                                             Special Assessment Tax Bonds (Dulles Town Center Project),
                                             6.25% due 3/01/2026                                                   4,137
                AA       Aa2        15,235   Fairfax County, Virginia, Water Authority, Water Revenue
                                             Refunding Bonds, 6% due 4/01/2022                                    16,849
                NR*      NR*         1,000   Pittsylvania County, Virginia, IDA, Revenue Bonds (Multi-trade),
                                             AMT, Series A, 7.55% due 1/01/2019                                    1,105
                                             Pocahontas Parkway Association, Virginia, Connector Toll Road
                                             Revenue Bonds (Route 895):
                BBB-     Baa3       16,600     Senior Series A, 5.50% due 8/15/2028                               16,613
                BBB-     Baa3       24,600     Senior Series B, 5.90%** due 8/15/2019                              7,528
                BBB-     Baa3       48,400     Senior Series B, 5.90%** due 8/15/2030                              7,700
                BBB-     Baa3       70,500     Senior Series B, 5.95%** due 8/15/2035                              8,285
                AA+      Aa1         5,125   Virginia State, HDA, Commonwealth Mortgage, Series A, 7.10%
                                             due 1/01/2025                                                         5,313

West            NR*      NR*         3,000   Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia--0.4%                               Bonds (TJ International Project), AMT, 7% due 7/15/2025               3,357

Wisconsin       NR*      A2          2,710   Wisconsin State Health and Educational Facilities Authority
--0.3%                                       Revenue Bonds (Mercy Hospital of Janesville Inc.), 6.60%
                                             due 8/15/2022                                                         2,927

Wyoming--0.3%   NR*      P1          2,900   Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc.
                                             Project), VRDN, 3.70% due 8/15/2020 (a)                               2,900

Total Investments (Cost--$806,985)--99.9%                                                                        860,714

Other Assets Less Liabilities--0.1%                                                                                  508
                                                                                                                --------
Net Assets--100.0%                                                                                              $861,222
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


MuniYield Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$806,985,168) (Note 1a)                         $860,713,817
                    Cash                                                                                          35,647
                    Receivables:
                      Interest                                                             $ 12,248,328
                      Securities sold                                                           133,034       12,381,362
                                                                                           ------------
                    Prepaid expenses and other assets                                                             24,531
                                                                                                            ------------
                    Total assets                                                                             873,155,357
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   11,415,267
                      Investment adviser (Note 2)                                               379,972       11,795,239
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       137,664
                                                                                                            ------------
                    Total liabilities                                                                         11,932,903
                                                                                                            ------------

Net Assets:         Net assets                                                                              $861,222,454
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (10,000 shares
                      of AMPS*issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $250,000,000
                      Common Stock, par value $.10 per share (37,574,124 shares
                      issued and outstanding)                                              $  3,757,412
                    Paid-in capital in excess of par                                        527,235,890
                    Undistributed investment income--net                                      9,925,942
                    Undistributed realized capital gains on investments--net                 16,574,561
                    Unrealized appreciation on investments--net                              53,728,649
                                                                                           ------------
                    Total--Equivalent to $16.27 net asset value per share of
                    Common Stock (market price--$16.875)                                                     611,222,454
                                                                                                            ------------
                    Total capital                                                                           $861,222,454
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 50,162,251
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  4,261,373
                    Commission fees (Note 4)                                                    636,584
                    Transfer agent fees                                                          90,618
                    Accounting services (Note 2)                                                 86,625
                    Professional fees                                                            81,808
                    Custodian fees                                                               59,479
                    Directors' fees and expenses                                                 45,665
                    Listing fees                                                                 32,401
                    Printing and shareholder reports                                             24,248
                    Pricing fees                                                                 22,159
                    Other                                                                        31,771
                                                                                           ------------
                    Total expenses                                                                             5,372,731
                                                                                                            ------------
                    Investment income--net                                                                    44,789,520
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                         30,241,513
Unrealized Gain     Change in unrealized appreciation on investments--net                                    (12,286,231)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 62,744,802
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.



MuniYield Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $ 44,789,520     $ 45,865,643
                    Realized gain on investments--net                                        30,241,513        7,007,842
                    Change in unrealized appreciation on investments--net                   (12,286,231)      17,329,366
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     62,744,802       70,202,851
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (36,306,077)     (37,067,233)
Shareholders          Preferred Stock                                                        (6,658,668)      (7,546,880)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                           (9,726,657)      (7,968,243)
                      Preferred Stock                                                        (3,428,543)      (1,923,648)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --         (403,449)
                      Preferred Stock                                                                --          (97,398)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (56,119,945)     (55,006,851)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               8,278,056               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                              8,278,056               --
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             14,902,913       15,196,000
                    Beginning of year                                                       846,319,541      831,123,541
                                                                                           ------------     ------------
                    End of year*                                                           $861,222,454     $846,319,541
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $  9,925,942     $  8,098,422
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  16.09   $  15.68  $  15.47  $  14.35   $  16.80
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.19       1.24      1.26      1.27       1.29
                    Realized and unrealized gain (loss) on
                    investments--net                                       .49        .65       .23      1.34      (2.23)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.68       1.89      1.49      2.61       (.94)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.97)     (1.00)    (1.04)    (1.00)     (1.07)
                      Realized gain on investments--net                   (.26)      (.22)       --      (.22)      (.23)
                      In excess of realized gain on
                      investments--net                                      --       (.01)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.23)     (1.23)    (1.04)    (1.22)     (1.30)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.18)      (.20)     (.24)     (.23)      (.18)
                        Realized gain on investments--net                 (.09)      (.05)       --      (.04)      (.03)
                        In excess of realized gain on
                        investments--net                                    --         --++++    --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.27)      (.25)     (.24)     (.27)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.27   $  16.09  $  15.68  $  15.47   $  14.35
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 16.875   $ 15.875  $ 14.875  $ 14.375   $ 12.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     14.74%     15.56%    10.88%    29.76%    (20.94%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   9.15%     11.11%     8.61%    18.00%     (6.71%)
                                                                      ========   ========  ========  ========   ========

Average Net         Expenses                                              .63%       .64%      .64%      .66%       .66%
Assets:**                                                             ========   ========  ========  ========   ========
                    Investment income--net                               5.26%      5.48%     5.64%     5.91%      5.76%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                               $611,222   $596,320  $581,124  $573,400   $531,657
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $250,000   $250,000  $250,000  $250,000   $250,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  91.63%    111.45%    96.74%    52.99%     44.27%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,445   $  3,385  $  3,324  $  3,294   $  3,127
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    694   $    747  $    894  $    887   $    598
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    687   $    751  $    897  $    850   $    733
Outstanding:++                                                        ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    643   $    763  $    998  $    827   $    647
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    637   $    762  $    888  $    897   $    659
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    656   $    752  $    875  $    759   $    707
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                ++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.



MuniYield Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



MuniYield Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,052 have been reclassified between undistributed net realized capital gains and undistributed net investment income, $72 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains, and $693 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $767,466,034 and $798,498,487, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

                                    Realized     Unrealized
                                     Gains          Gains

Long-term investments             $30,241,512    $53,728,649
Short-term investments                      1             --
                                  -----------    -----------
Total                             $30,241,513    $53,728,649
                                  ===========    ===========


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $53,721,647, of which $54,492,154 related to appreciated securities and $770,507 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $806,992,170.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1998 increased by 512,710 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.37%; Series B, 3.33%; Series C, 3.24%, Series D, 3.30%; and Series E, 3.15%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $272,054 as commissions.


5. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.086596 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.



MuniYield Fund, Inc.
October 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 1998, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 17, 1998
</AUDIT-REPORT>



MuniYield Fund, Inc.
October 31, 1998


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.
Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:


                                                        Payable           Ordinary          Long-Term
                                                          Date             Income         Capital Gains
Common Stock Shareholders                               12/30/97            $  .119756        $  .142691

Preferred Stock Shareholders:      Series A             11/05/97            $86.48            $24.78*
                                                        12/03/97              --              $78.26*
                                                        10/07/98              --             $103.26**

                                   Series B             11/12/97            $51.94            $57.51*
                                                        12/10/97            $35.00            $46.09*
                                                        10/14/98              --              $97.37**

                                   Series C             11/26/97            $53.00            $58.68*
                                                        12/24/97            $35.36            $46.62*
                                                        9/30/98               --             $100.02**
                                                        10/28/98              --             $103.26**

                                   Series D             11/26/97            $53.00            $58.68*
                                                        12/24/97            $35.31            $46.54*
                                                        9/30/98               --             $101.78**
                                                        10/28/98              --             $103.26**

                                   Series E             11/05/97            $23.13             $5.28*
                                                        11/12/97            $12.96            $14.35*
                                                        11/19/97            $13.01            $14.62*
                                                        11/26/97            $12.88            $14.74*
                                                        12/03/97            $12.98            $15.23*
                                                        12/10/97            $12.17            $14.88*
                                                        12/17/97              --              $24.71*
                                                        9/23/98               --              $24.52**
                                                        9/30/98               --              $27.11**
                                                        10/07/98              --              $26.18**
                                                        10/14/98              --              $23.97**
                                                        10/21/98              --              $23.83**
                                                        10/28/98              --              $23.23**

 *The entire distribution is subject to the 28% tax rate.
**The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

Deloitte & Touche LLP
MuniYield Fund, Inc.
October 31, 1998



QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                19.2%
AA/Aa                                  12.4
A/A                                    16.6
BBB/Baa                                18.4
BB/Ba                                  13.1
B/B                                     3.1
NR (Not Rated)                          9.4
Other*                                  7.7

[FN]
*Temporary investments in short-term municipal securities.


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYD